Federated Investors
World-Class Investment Manager

Federated Equity Income Fund, Inc.

Established 1986

17TH ANNUAL REPORT

March 31, 2003

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

J. Christopher Donahue

President

Federated Equity Income Fund, Inc.

President's Message

Dear Fellow Shareholder:

Federated Equity Income Fund, Inc. was created in 1986, and here is its 17th Annual Report. This fund is suitable for investors who want to own high-quality stocks that have consistently paid dividends. As of March 31, 2003, more than 35.9% of the fund's net assets of over $1.2 billion were invested in high-quality stocks that have increased their dividends every year for at least the last ten years. The fund's shareholders own an interest in 161 stocks (94.3% of net assets) and fixed-income securities (0.8% of net assets).

The fund's managers invest mainly in stocks of well-established U.S. companies with a history of attractive dividends, as well as companies with a growing dividend history. Their approach emphasizes the total return advantages of dividend growth and yield of selected large-cap stocks. The fund strives to own the stocks of strong companies with large market shares--firms that appear to be positioned to respond in a recovering economic environment. Successful corporations in its top holdings included: Gillette Co. (Consumer Staples), Kimberly-Clark Corp. (Consumer Staples), Coca-Cola Co. (Consumer Staples), Schlumberger Ltd. (Energy), Pfizer, Inc. (Healthcare), and ChevronTexaco Corp. (Energy).

This report covers the 12-month reporting period from April 1, 2002 through March 31, 2003. It begins with an interview with the fund's portfolio managers, John L. Nichol, Vice President, and Linda A. Duessel, Senior Vice President, Federated Investment Management Company. Following their discussion are two additional items of shareholder interest. First is a complete listing of the fund's common and preferred stocks and convertible securities, and second is the publication of the fund's financial statements.

Increasing dissatisfaction with economic growth, the threat and eventual outbreak of war with Iraq, and continued concerns about corporate earnings led the equity markets to one of their worst periods in decades. The fund's fiscal year saw an extremely negative stock market in which the Dow Jones Industrial Average (DJIA)1 and the Standard & Poor's 500 Index (S&P 500)2 fell (21.14)% and (24.76)%, respectively. The fund's new benchmark, the Russell 1000® Value Index (RUS1V),3 fell (22.79)%. Individual share class total return performance for the 12-month reporting period, including income distributions, follows.4

	Total Return	Income	Net Asset Value Change
Class A Shares	(25.36)%	$0.243	$16.66 to $12.21 = (26.71)%
Class B Shares	(25.89)%	$0.139	$16.65 to $12.21 = (26.67)%
Class C Shares	(25.94)%	$0.139	$16.66 to $12.21 = (26.71)%
Class F Shares	(25.54)%	$0.209	$16.67 to $12.22 = (26.69)%

As I explained in the fund's last semi-annual report, the recent bear market has made dividends an increasingly important component of total return. We diligently search for candidates of corporate dividend-paying issuers that have both the ability and desire to pay out dividends to their shareholders. For your interest, I would like to emphasize that the fund is broadly diversified and owns securities representing all market sectors.

1 The DJIA represents share prices of selected blue-chip industrial corporations as well as public utility and transportation companies.

2 The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Indexes are unmanaged and investments cannot be made in an index.

3 The RUS1V measures the performance of the 1,000 largest of the 3,000 largest U.S.-domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

4 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, Class B, Class C and Class F Shares were (29.47)%, (29.92)%, (27.41)% and (27.01)%, respectively.

Remember, reinvesting your monthly fund dividend is a convenient way to build the value of your account and see the number of shares increase each month--especially when the share price is low. Reinvesting brings into play the benefit of compounding of shares.

Thank you for your continued support of Federated Equity Income Fund, Inc. and, as always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
May 15, 2003

John L. Nichol

Vice President

Federated Investment Management Company

Linda A. Duessel

Senior Vice President

Federated Investment Management Company

Investment Review

What are your comments on the past year?

It was a vicious year for stocks. In fact, it was one of the worst periods since World War II. The last three quarters of 2002 saw continuing efforts by the Federal Reserve Board (the "Fed") to reduce short-term interest rates, as the U.S. economy weakened further. In November, the Fed cut its Federal Funds Target Rate by 50 basis points to 1.25%, a 40-year low. Most observers were surprised at the market's inability to respond to the Fed's relentless lowering of interest rates. Stocks continued to suffer from the bursting of the technology bubble, weaker-than-expected economic growth, high oil prices, and the long buildup preceding the outbreak of war with Iraq.

Stock valuations have been halved over the past two years, and levels are now far more reasonable. Also, the Fed has been very accommodating in its relentless lowering of interest rates to spur an economic recovery. We continue to believe this bear market is in a bottoming process. Potential catalysts for a recovery include sustained economic and corporate earnings growth, the resolution of the war with Iraq, further Fed easing, and declining oil prices.

Fear of the Iraq war's impact on the economy dominated the first quarter of 2003 and--despite two strong rallies at the beginning and end of the quarter--stocks declined.

What were some of your noteworthy purchases and sales during the reporting period?

Our additions included the following companies:

Emerson Electric Co. (1.0% of net assets) produces a variety of products including process control, industrial automation, electronics, appliance components, and electric motors. We purchased the stock for its favorable valuation, stable cash flow, strong balance sheet and high dividend yield (current yield is 3.46%).

Comerica, Inc. (1.1% of net assets) is the holding company for business, individual, and investment banks with operations in the U.S., Canada and Mexico. With a strong dividend yield and good valuation, this stock was purchased because of its high operating leverage to a business-led economic recovery (current yield is 5.12%).

Halliburton Co. (0.8% of net assets) provides energy services along with engineering and construction services for the energy industry. This stock was added to the fund's portfolio because of its extremely low valuation, improving fundamentals, and new clarity with respect to potential asbestos litigation (current yield is 2.41%).

Kraft Foods, Inc., Class A (0.5% of net assets) is the leading food and beverage company in the United States. It has strong management, favorable valuations and above-market dividend yield (current yield is 2.12%).

Some of the companies we sold during the period were:

Home Depot Inc. is a retail company that sells building materials and home improvement products throughout the United States and South America. Because of the fund's increased focus on dividend yields and favorable valuation levels, the stock was sold.

Unum Provident Corp. provides disability and special risk insurance. During the first quarter of 2003, the company disclosed an ongoing SEC investigation with respect to its investment portfolio accounting. Although valuations were attractive, we were concerned about the investigation's impact and sold the stock.

How did Federated Equity Income Fund, Inc. perform for the 12-month reporting period?

It was a very difficult period for the fund. As of March 31, 2003, the fund's one-year total returns for the Class A, Class B, Class C and Class F Shares were (25.36)%, (25.89)%, (25.94)% and (25.54)%, respectively, based on net asset value. This compared to a (24.76)% return for the fund's old benchmark, the S&P 500, and a (22.79)% return for the fund's new benchmark, the RUS1V.

The best performing areas were the defensive stocks in the Consumer Staples and Healthcare sectors. Merck & Co., Inc. and Pharmacia Corp. led performance in the Healthcare sector, while Colgate-Palmolive and Cadbury Schweppes PLC, ADR are examples of Consumer Staples stocks that outperformed the general market.

The worst performing sectors were Consumer Discretionary and Telecommunication Services. Stocks like Home Depot, Inc. and Omnicom Group, Inc. in the Consumer Discretionary sector and SBC Communications, Inc. and Verizon Communications, Inc. in the Telecommunication Services sector were significant underperformers for the fund.

Why did the fund change its primary benchmark index from the S&P 500 to the RUS1V?

During the reporting period, the fund made this change because it is more appropriate to compare the fund's performance to an index of value stocks than to one that comprises both growth and value stocks. In addition, given our more intensive focus on dividend-paying stocks, the RUS1V is more representative of the kinds of corporations that the fund will focus on and own going forward.

What were the fund's top ten holdings and what were the fund's sector weightings as of March 31, 2003?
Name	Sector	Percentage of Net Assets
ChevronTexaco Corp.	Energy	2.6%
Citigroup, Inc.	Financials	2.4%
U.S. Bancorp	Financials	2.1%
BP Amoco PLC, ADR	Energy	1.8%
Verizon Communications, Inc.	Telecommunication Services	1.8%
Merck & Co., Inc.	Healthcare	1.8%
FleetBoston Financial Corp.	Financials	1.7%
Hewlett-Packard Co.	Information Technology	1.5%
J.P. Morgan Chase & Co.	Financials	1.5%
Gillette Co.	Consumer Staples	1.5%
TOTAL		18.7%

Sector	Percentage of Net Assets	Percentage of RUS1V
Financials	32.2%	33.7%
Energy	12.3%	11.3%
Consumer Discretionary	8.0%	12.2%
Industrials	6.7%	8.5%
Telecommunication Services	6.7%	6.6%
Consumer Staples	6.5%	6.4%
Healthcare	6.0%	3.9%
Materials	5.7%	5.2%
Utilities	5.6%	6.5%
Information Technology	5.5%	5.7%
Other	12.4%	--

This table indicates that we are modestly optimistic, but not making any significantly overweight sector bets, except in the Healthcare sector.

There has been an extraordinary level of day-to-day volatility in the stock markets. What is your outlook for the fund through the balance of 2003?

In the continuing post-bubble climate, we believe that dividend income will be more important than ever to the total return earned by investors in the marketplace. For this reason, we intend to focus the portfolio more intensively on stocks with high-dividend yields relative to the market and to their own history. The fund is committed to this disciplined investment strategy. The fund maintains a value approach that seeks to provide above-average dividend income with market participation. As to capitalization, the portfolio has a lower median market cap than its benchmark, the RUS1V.

Looking forward, we do not think the uncertainty regarding Iraq and terrorism will be resolved soon. These uncertainties will reduce economic activity and slow the expected recovery in 2003. Disappointments among large-cap growth stocks will likely follow. Therefore, we believe the fund's disciplined value strategy should provide positive benefits for shareholders today and in the long run.

What are your thoughts for shareholders on the value of continuing to invest in Federated Equity Income Fund, Inc.?

Many long-term investors in the fund who want to play a more active role in building their fund accounts use a systematic investment approach.1 Making regular monthly, quarterly or yearly contributions to a fund account can be a convenient way for shareholders to add shares and grow investments through both favorable and challenging markets.

Please note, from 1980 until 2000, many investors--including investment managers--benefited from the very strong bull market for equities. Today, that's changed. For over three years, we have experienced a bear market in stocks. So, investors need an investment plan that can work over time, a method to put money to work in high-quality American stocks.

We recommend that you consider starting a plan to invest systematically, if you are not already doing so. Committing smaller amounts of money for investment regularly over time can increase your total number of shares. Stock ownership can be an important part of an IRA, a retirement plan, or a 529 Plan.

1 Systematic investing does not assure a profit or protect against loss in declining markets.

Federated Equity Income Fund, Inc.-- Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Equity Income Fund, Inc. (Class A Shares) (the "Fund") from March 31, 1993 to March 31, 2003 compared to the Standard and Poor's 500 Index (S&P 500),2,3 Russell 1000 Value Index (RUS1V)2,3 and the Lipper Equity Income Fund Index (LEIFI).3

Average Annual Total Return[4] for the Year Ended 3/31/2003
1 Year	(29.47)%
5 Years	(6.57)%
10 Years	5.18%
Start of Performance (12/30/1986)	7.68%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) that was in effect prior to October 1, 1994. As of October 1, 1994, the maximum sales charge was 5.50%. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, RUS1V and the LEIFI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Fund's Adviser has elected to change the benchmark index from S&P 500 to RUS1V. The RUS1V is more representative of the securities typically held by the Fund.

3 The S&P 500, RUS1V and the LEIFI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged.

4 Total returns quoted reflect all applicable sales charges.

Federated Equity Income Fund, Inc.--Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Equity Income Fund, Inc. (Class B Shares) (the "Fund") from September 27, 1994 (start of performance) to March 31, 2003 compared to the Standard and Poor's 500 Index (S&P 500),2,3 Russell 1000 Value Index (RUS1V)2,3 and the Lipper Equity Income Fund Index (LEIFI).3

Average Annual Total Return[4] for the Year Ended 3/31/2003
1 Year	(29.92)%
5 Years	(6.56)%
Start of Performance (9/27/1994)	4.99%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge on any redemption within seven years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, RUS1V and the LEIFI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Fund's Adviser has elected to change the benchmark index from S&P 500 to RUS1V. The RUS1V is more representative of the securities typically held by the Fund.

3 The S&P 500, RUS1V and the LEIFI are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged.

4 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Federated Equity Income Fund, Inc.--Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Equity Income Fund, Inc. (Class C Shares) (the "Fund") from May 3, 1993 (start of performance) to March 31, 2003 compared to the Standard and Poor's 500 Index (S&P 500),2,3 Russell 1000 Value Index (RUS1V)2,3 and the Lipper Equity Income Fund Index (LEIFI).3

Average Annual Total Return[4] for the Year Ended 3/31/2003
1 Year	(27.41)%
5 Years	(6.42)%
Start of Performance (5/3/1993)	5.04%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. Does not reflect a 1% sales charge on purchases, which became effective April 1, 2003. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, RUS1V and the LEIFI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Fund's Adviser has elected to change the benchmark index from S&P 500 to RUS1V. The RUS1V is more representative of the securities held by the Fund.

3 The S&P 500, RUS1V and the LEIFI are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged.

4 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges. Does not reflect a 1% sales charge on purchases, which became effective April 1, 2003.

Federated Equity Income Fund, Inc.--Class F Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Equity Income Fund, Inc. (Class F Shares) (the "Fund") from November 12, 1993 (start of performance) to March 31, 2003 compared to the Standard and Poor's 500 Index (S&P 500),2,3 Russell 1000 Value Index (RUS1V)2,3 and the Lipper Equity Income Fund Index (LEIFI).3

Average Annual Total Return[4] for the Year Ended 3/31/2003
1 Year	(27.01)%
5 Years	(5.93)%
Start of Performance (11/12/1993)	4.72%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). A 1.00% contingent deferred sales charge would be applied on any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, RUS1V and the LEIFI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Fund's Adviser has elected to change the benchmark index from S&P 500 to RUS1V. The RUS1V is more representative of the securities held by the Fund.

3 The S&P 500, RUS1V and the LEIFI are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged.

4 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

March 31, 2003

Shares			Value
		COMMON STOCKS--83.5%
		Consumer Discretionary--6.3%
144,900	[1]	Autoliv, Inc.	$2,893,653
90,000	[2]	Clear Channel Communications, Inc.	3,052,800
225,400		Cooper Tire & Rubber Co.	2,749,880
385,000		Delphi Auto Systems Corp.	2,629,550
77,900	[1]	Dow Jones & Co., Inc.	2,760,776
437,100	[1]	Eastman Kodak Co.	12,938,160
276,800		Leggett and Platt, Inc.	5,059,904
1,020,400	[2]	Liberty Media Corp., Class A	9,928,492
540,300		Limited, Inc.	6,953,661
261,400	[1]	Maytag Corp.	4,974,442
241,300		McDonald's Corp.	3,489,198
363,400	[1]	Nordstrom, Inc.	5,887,080
359,200	[1]	Sears, Roebuck & Co.	8,674,680
132,100	[1,2]	USA Networks, Inc.	3,538,959
405,700	[1]	Visteon Corp.	2,409,858

		TOTAL	77,941,093

		Consumer Staples--6.5%
145,400		Albertson's, Inc.	2,740,790
85,900		Altria Group, Inc.	2,573,564
581,400		Archer-Daniels-Midland Co.	6,279,120
141,600		British American Tobacco PLC, ADR	2,633,760
156,000		Cadbury Schweppes PLC, ADR	3,389,880
148,900	[1]	Carolina Group	2,754,650
324,300		Coca-Cola Co.	13,127,664
77,800		Diageo PLC, ADR	3,199,136
78,600		Fomento Economico Mexicano, SA de C.V., ADR	2,615,022
583,800		Gillette Co.	18,062,772
284,800		Kimberly-Clark Corp.	12,947,008
218,300		Kraft Foods, Inc., Class A	6,156,060
178,300		SUPERVALU, Inc.	2,763,650

		TOTAL	79,243,076

Shares			Value
		COMMON STOCKS--continued
		Energy--12.0%
581,100		BP Amoco PLC, ADR	$22,424,649
490,900		ChevronTexaco Corp.	31,736,685
659,500	[1]	Diamond Offshore Drilling, Inc.	12,800,895
128,800	[1]	Ente Nazionale Idrocarburi, ADR	8,599,976
268,300		Exxon Mobil Corp.	9,377,085
468,400		Halliburton Co.	9,709,932
153,500		Kerr-McGee Corp.	6,233,635
521,500		Marathon Oil Corp.	12,500,355
81,900	[1]	Norsk Hydro A.S., ADR	3,111,381
342,000		Schlumberger Ltd.	12,999,420
182,200	[1]	Shell Transport & Trading Co., ADR	6,599,284
98,500	[1]	Tidewater, Inc.	2,828,920
42,200	[1]	Total Fina SA, Class B, ADR	2,669,994
120,200	[2]	Transocean Sedco Forex, Inc.	2,458,090
105,700		Unocal Corp.	2,780,967

		TOTAL	146,831,268

		Financials--29.5%
514,500		Allstate Corp.	17,065,965
130,500		American International Group, Inc.	6,453,225
153,500	[1]	Amsouth Bancorporation	3,051,580
123,800		Astoria Financial Corp.	2,875,874
97,100		BB&T Corp.	3,051,853
161,500		Bank of America Corp.	10,794,660
559,300		Bank of New York Co., Inc.	11,465,650
66,700		Chubb Corp.	2,956,144
864,900		Citigroup, Inc.	29,795,805
371,000		Comerica, Inc.	14,053,480
56,400		Countrywide Financial Corp.	3,243,000
122,300	[1]	Edwards(AG), Inc.	3,167,570
259,200		Equity Office Properties Trust	6,596,640
52,400		Everest Re Group, Ltd.	2,997,804
147,800		Federal National Mortgage Association	9,658,730
175,700		Fifth Third Bancorp	8,809,598
Shares			Value
		COMMON STOCKS--continued
		Financials--continued
860,300		FleetBoston Financial Corp.	$20,543,964
117,350		Independence Community Bank	3,103,908
777,700		J.P. Morgan Chase & Co.	18,439,267
167,200		Jefferson-Pilot Corp.	6,433,856
121,500		KeyCorp	2,741,040
337,800		Lincoln National Corp.	9,458,400
71,700		Loews Corp.	2,856,528
465,000		Merrill Lynch & Co., Inc.	16,461,000
427,600		Morgan Stanley	16,398,460
337,500		National City Corp.	9,399,375
259,300		National Commerce Financial Corp.	6,145,410
266,400		Nationwide Financial Services, Inc., Class A	6,492,168
364,600		Northern Trust Corp.	11,102,070
97,900	[1]	PMI Group, Inc.	2,501,345
146,000		PNC Financial Services Group	6,187,480
210,000		Protective Life Corp.	5,995,500
153,100		Public Storage, Inc.	4,638,930
89,000		St. Paul Cos., Inc.	2,830,200
165,000	[1]	Sun Life Financial Services of Canada	3,098,700
112,200		SunTrust Banks, Inc.	5,907,330
315,600		T. Rowe Price Group, Inc.	8,558,756
1,361,000		U.S. Bancorp	25,831,780
180,700		Vornado Realty Trust	6,469,060
319,800		Wachovia Corp.	10,895,586
124,700		Willis Group Holdings Ltd.	3,454,190
74,300	[1]	Zions Bancorp	3,178,554
271,700		iStar Financial, Inc.	7,925,489

		TOTAL	363,085,924

		Health Care--5.8%
175,500		Abbott Laboratories	6,600,555
408,600		Bristol-Myers Squibb Co.	8,633,718
159,500	[1]	CIGNA Corp.	7,292,340
Shares			Value
		COMMON STOCKS--continued
		Health Care--continued
72,700		GlaxoSmithKline PLC, ADR	$2,558,313
397,800		Merck & Co., Inc.	21,791,484
86,000		Novartis AG, ADR	3,187,160
543,100		Pfizer, Inc.	16,922,996
258,800		Schering Plough Corp.	4,614,404

		TOTAL	71,600,970

		Industrials--6.2%
340,000		Boeing Co.	8,520,400
136,900		CP Railway Ltd.	2,887,221
66,100		Caterpillar, Inc.	3,252,120
173,500		Donnelley (R.R.) & Sons Co.	3,178,520
129,700		Dover Corp.	3,141,334
282,400		Emerson Electric Co.	12,806,840
132,400		General Electric Co.	3,376,200
420,400		Honeywell International, Inc.	8,979,744
181,500	[1]	Masco Corp.	3,379,530
397,900		Pitney Bowes, Inc.	12,700,968
134,100		Rockwell Collins, Inc.	2,463,417
153,200		Rockwell International Corp.	3,171,240
273,700		ServiceMaster Co.	2,737,000
85,200		Siemens AG, ADR	3,505,128
86,100		Textron, Inc.	2,364,306

		TOTAL	76,463,968

		Information Technology--3.5%
209,300	[1,2]	Computer Sciences Corp.	6,812,715
1,209,700		Hewlett-Packard Co.	18,810,835
139,400		International Business Machines Corp.	10,933,142
266,500		Microsoft Corp.	6,451,965

		TOTAL	43,008,657

		Materials--4.1%
413,200	[1]	Anglo American PLC, ADR	5,908,760
82,900		Bowater, Inc.	3,079,735
131,200	[1]	Cemex S.A. de C.V., ADR	2,288,128
Shares			Value
		COMMON STOCKS--continued
		Materials--continued
423,000		Crompton Corp.	$1,713,150
437,800		Du Pont (E.I.) de Nemours & Co.	17,012,908
217,200		Georgia-Pacific Corp.	3,019,080
188,100	[1]	Harmony Gold Mining Co. Ltd., ADR	2,300,463
137,700		MeadWestvaco Corp.	3,136,806
170,800		Monsanto Co.	2,801,120
76,300	[1]	Nucor Corp.	2,912,371
70,400		PPG Industries, Inc.	3,173,632
273,000		Stora Enso Oyj, ADR	2,522,520

		TOTAL	49,868,673

		Telecommunication Services--5.9%
157,400		BCE, Inc.	2,883,568
642,700		BellSouth Corp.	13,927,309
895,300		SBC Communications, Inc.	17,959,718
507,600		Sprint Corp.	5,964,300
216,900		Telefonos de Mexico, Class L, ADR	6,446,268
634,300		Verizon Communications, Inc.	22,422,505
180,600	[1]	Vodafone Group PLC, ADR	3,290,532

		TOTAL	72,894,200

		Utilities--3.7%
453,200		CenterPoint Energy, Inc.	3,195,060
147,700	[1]	E.On AG, ADR	6,116,257
266,600	[1]	Endesa SA, ADR	3,239,190
128,100		Exelon Corp.	6,457,521
202,600	[1]	NICOR, Inc.	5,535,032
556,627		NiSource, Inc.	10,130,611
223,900		Northeast Utilities Co.	3,116,688
102,700		Pinnacle West Capital Corp.	3,413,748
143,900		Southern Co.	4,092,516

		TOTAL	45,296,623

		TOTAL COMMON STOCKS (IDENTIFIED COST $1,071,074,914)	1,026,234,452

		PREFERRED STOCKS--10.9%
		Consumer Discretionary--0.9%
197,700		AOL, Conv. Pfd.	4,692,014
272,100		General Motors Corp., Conv. Pfd., (Series B), $2.65	6,176,670

		TOTAL	10,868,684

Shares or Principal Amount			Value
		PREFERRED STOCKS--continued
		Energy--0.3%
71,500		Kerr-McGee Corp., DECS, $.46	$3,151,005

		Financials--2.7%
226,600		Ace Ltd., PRIDES, $4.13	12,972,850
63,000		Hartford Financial Services Group, Inc., PRIDES, $3.00	2,595,600
80,600		Metropolitan Life Insurance Co., Conv. Pfd., $4.00	6,448,000
219,700		Washington Mutual, Inc., Conv. Pfd., $2.69	11,657,282

		TOTAL	33,673,732

		Health Care--0.2%
56,700		McKesson Corp., Conv. Pfd., $2.50	2,693,250

		Industrials--0.5%
109,700		Raytheon Co., DECS, $4.13	5,623,222

		Information Technology--2.0%
608,700		Electronic Data Systems Corp., PRIDES, (Series I), $3.81	12,180,087
424,000	[1]	Motorola, Inc., Conv. Pfd., $3.50	12,533,440

		TOTAL	24,713,527

		Materials--1.6%
213,300	[1]	Boise Cascade Corp., Conv. Pfd., $3.75	8,209,917
125,200		International Paper Co., Cumulative Conv. Pfd., $2.63	5,988,942
131,000		Temple-Inland, Inc., DECS, $3.75	5,233,450

		TOTAL	19,432,309

		Telecommunication Services--0.8%
69,400		Alltel Corp., DECS, $3.88	3,262,494
259,600		CenturyTel, Inc., PRIDES, $1.72	6,362,796

		TOTAL	9,625,290

		Utilities--1.9%
277,100		American Electric Power Co., Inc., DECS, $4.63	10,058,730
542,000	[1]	Duke Energy Corp., PRIDES, (Series B), $2.00	6,915,920
121,800		Public Service Enterprises Group, Inc., PRIDES, $5.13	6,699,000

		TOTAL	23,673,650

		TOTAL PREFERRED STOCKS (IDENTIFIED COST $139,625,767)	133,454,669

		CORPORATE BONDS--0.8%
		Consumer Discretionary--0.8%
$10,775,000		Liberty Media Group, Conv. Bond, 3.25%, 3/15/2031 (identified cost $11,091,492)	9,941,985

Shares			Value
		MUTUAL FUNDS--12.4%
50,543,290		Prime Value Obligations Fund, IS Shares	$50,543,290
101,644,196		Prime Value Obligations Fund, IS Shares (held as collateral for securities lending)	101,644,196

		TOTAL MUTUAL FUNDS (AT NET ASSET VALUE)	152,187,486

		TOTAL INVESTMENTS (IDENTIFIED COST $1,373,979,659)[3]	$1,321,818,592

1 Certain shares are temporarily on loan to unaffiliated broker/dealers.

2 Non-income producing security.

3 The cost of investments for federal tax purposes amounts to $1,375,829,935.

Note: The categories of investments are shown as a percentage of net assets ($1,229,170,446) at March 31, 2003.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
DECS	--Dividend Enhanced Convertible Stock
PRIDES	--Preferred Redeemable Increased Dividend Equity Securities

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

March 31, 2003

Assets:
Total investments in securities, at value (identified cost $1,373,979,659 including $94,718,366 of securities loaned)		$1,321,818,592
Income receivable		2,904,822
Receivable for investments sold		10,751,279
Receivable for shares sold		1,289,185

TOTAL ASSETS		1,336,763,878

Liabilities:
Payable for shares redeemed	$2,786,593
Payable to Bank	2,047,997
Accrued expenses	1,114,646
Payable on collateral due to brokers	101,644,196

TOTAL LIABILITIES		107,593,432

Net assets for 100,657,436 shares outstanding		$1,229,170,446

Net Assets Consist of:
Paid in capital		$1,814,412,690
Net unrealized depreciation of investments, futures contracts and options		(52,160,511)
Accumulated net realized loss on investments, futures contracts and options		(535,419,343)
Undistributed net investment income		2,337,610

TOTAL NET ASSETS		$1,229,170,446

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($549,359,114 ÷ 44,981,031 shares outstanding)		$12.21

Offering price per share (100/94.50 of $12.21)[1]		$12.92

Redemption proceeds per share		$12.21

Class B Shares:
Net asset value per share ($551,203,619 ÷ 45,149,590 shares outstanding)		$12.21

Offering price per share		$12.21

Redemption proceeds per share (94.50/100 of $12.21)[1]		$11.54

Class C Shares:
Net asset value per share ($85,242,137 ÷ 6,979,255 shares outstanding)		$12.21

Offering price per share		$12.21

Redemption proceeds per share (99.00/100 of $12.21)[1]		$12.09

Class F Shares:
Net asset value per share ($43,365,576 ÷ 3,547,560 shares outstanding)		$12.22

Offering price per share (100/99.00 of $12.22)[1]		$12.34

Redemption proceeds per share (99.00/100 of $12.22)[1]		$12.10

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended March 31, 2003

Investment Income:
Dividends (net of foreign taxes withheld of $185,320)			$42,441,106
Interest (including income on securities loaned of $124,172)			5,825,562

TOTAL INCOME			48,266,668

Expenses:
Investment adviser fee		$9,436,045
Administrative personnel and services fee		1,182,651
Custodian fees		74,957
Transfer and dividend disbursing agent fees and expenses		2,948,286
Directors'/Trustees' fees		21,201
Auditing fees		16,083
Legal fees		1,573
Portfolio accounting fees		199,732
Distribution services fee--Class B Shares		5,411,236
Distribution services fee--Class C Shares		837,455
Distribution services fee--Class F Shares		143,634
Shareholder services fee--Class A Shares		1,705,155
Shareholder services fee--Class B Shares		1,803,745
Shareholder services fee--Class C Shares		279,152
Shareholder services fee--Class F Shares		143,634
Share registration costs		40,939
Printing and postage		300,627
Insurance premiums		2,645
Taxes		237,913
Miscellaneous		14,847

TOTAL EXPENSES		24,801,510

Waiver and Expense Reduction:
Reimbursement of investment adviser fee	$(11,773)
Fees paid indirectly from directed broker agreements	(315,208)

TOTAL REIMBURSEMENT AND EXPENSE REDUCTION		(326,981)

Net expenses			24,474,529

Net investment income			23,792,139

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Option Contracts:
Net realized loss on investments and options			(216,576,562)
Net realized gain on futures contracts			1,178,909
Net change in unrealized appreciation of investments, futures contracts and options			(330,025,697)

Net realized and unrealized loss on investments, futures contracts and options			(545,423,350)

Change in net assets resulting from operations			$(521,631,211)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended March 31	2003	2002
Increase (Decrease) in Net Assets
Operations:
Net investment income	$23,792,139	$25,783,184
Net realized loss on investments, futures contracts and options	(215,397,653)	(180,480,614)
Net change in unrealized appreciation of investments, futures contracts and options	(330,025,697)	134,127,689

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(521,631,211)	(20,569,741)

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(11,865,492)	(17,013,289)
Class B Shares	(7,003,156)	(10,687,101)
Class C Shares	(1,081,675)	(1,754,340)
Class F Shares	(849,938)	(1,347,195)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(20,800,261)	(30,801,925)

Share Transactions:
Proceeds from sale of shares	134,406,476	298,666,505
Net asset value of shares issued to shareholders in payment of distributions declared	17,806,777	26,416,163
Cost of shares redeemed	(566,995,470)	(706,800,602)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(414,782,217)	(381,717,934)

Change in net assets	(957,213,689)	(433,089,600)

Net Assets:
Beginning of period	2,186,384,135	2,619,473,735

End of period (including undistributed net investment income and distributions in excess of net investment income of $2,337,610 and $(656,294), respectively)	$1,229,170,446	$2,186,384,135

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$16.66	$16.96	$23.69	$19.49	$19.14
Income From Investment Operations:
Net investment income	0.27	0.25	0.34	0.27	0.31
Net realized and unrealized gain (loss) on investments, futures contracts and options	(4.48)	(0.26)	(6.26)	4.20	1.54

TOTAL FROM INVESTMENT OPERATIONS	(4.21)	(0.01)	(5.92)	4.47	1.85

Less Distributions:
Distributions from net investment income	(0.24)	(0.29)	(0.34)	(0.27)	(0.30)
Distributions from net realized gain on investments, futures contracts and options	--	--	(0.47)	(0.00)[1]	(1.20)

TOTAL DISTRIBUTIONS	(0.24)	(0.29)	(0.81)	(0.27)	(1.50)

Net Asset Value, End of Period	$12.21	$16.66	$16.96	$23.69	$19.49

Total Return[2]	(25.36)%	(0.07)%	(25.58)%	23.14%	10.18%

Ratios to Average Net Assets:

Expenses	1.17%[3]	1.10%	1.07%	1.10%	1.11%

Net investment income	1.93%	1.49%	1.65%	1.28%	1.66%

Expense waiver/reimbursement[4]	0.00%[5]	0.00%[5]	0.00%[5]	--	--

Supplemental Data:

Net assets, end of period (000 omitted)	$549,359	$923,647	$1,077,582	$1,187,734	$932,544

Portfolio turnover	123%	86%	85%	58%	69%

1 Distributions from net realized gain on investments are less than $0.01 per share.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratio is 1.15% after taking into account these expense reductions.

4 This expense decrease is reflected in both the expense and the net investment income ratios shown above.

5 Less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$16.65	$16.96	$23.68	$19.49	$19.15
Income From Investment Operations:
Net investment income	0.17	0.12	0.18	0.12	0.17
Net realized and unrealized gain (loss) on investments, futures contracts and options	(4.47)	(0.27)	(6.25)	4.19	1.54

TOTAL FROM INVESTMENT OPERATIONS	(4.30)	(0.15)	(6.07)	4.31	1.71

Less Distributions:
Distributions from net investment income	(0.14)	(0.16)	(0.18)	(0.12)	(0.17)
Distributions from net realized gain on investments, futures contracts and options	--	--	(0.47)	(0.00)[1]	(1.20)

TOTAL DISTRIBUTIONS	(0.14)	(0.16)	(0.65)	(0.12)	(1.37)

Net Asset Value, End of Period	$12.21	$16.65	$16.96	$23.68	$19.49

Total Return[2]	(25.89)%	(0.88)%	(26.11)%	22.18%	9.32%

Ratios to Average Net Assets:

Expenses	1.92%[3]	1.85%	1.82%	1.85%	1.86%

Net investment income	1.16%	0.74%	0.89%	0.53%	0.91%

Expense waiver/reimbursement[4]	0.00%[5]	0.00%[5]	0.00%[5]	--	--

Supplemental Data:

Net assets, end of period (000 omitted)	$551,204	$1,021,453	$1,225,097	$1,537,957	$1,262,258

Portfolio turnover	123%	86%	85%	58%	69%

1 Distributions from net realized gain on investments are less than $0.01 per share.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratio is 1.90% after taking into account these expense reductions.

4 This expense decrease is reflected in both the expense and the net investment income ratios shown above.

5 Less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$16.66	$16.96	$23.69	$19.50	$19.15
Income From Investment Operations:
Net investment income	0.17	0.12	0.18	0.12	0.17
Net realized and unrealized gain (loss) on investments, futures contracts and options	(4.48)	(0.26)	(6.26)	4.19	1.54

TOTAL FROM INVESTMENT OPERATIONS	(4.31)	(0.14)	(6.08)	4.31	1.71

Less Distributions:
Distributions from net investment income	(0.14)	(0.16)	(0.18)	(0.12)	(0.16)
Distributions from net realized gain on investments, futures contracts and options	--	--	(0.47)	(0.00)[1]	(1.20)

TOTAL DISTRIBUTIONS	(0.14)	(0.16)	(0.65)	(0.12)	(1.36)

Net Asset Value, End of Period	$12.21	$16.66	$16.96	$23.69	$19.50

Total Return[2]	(25.94)%	(0.83)%	(26.14)%	22.17%	9.37%

Ratios to Average Net Assets:

Expenses	1.92%[3]	1.85%	1.82%	1.85%	1.86%

Net investment income	1.16%	0.74%	0.90%	0.53%	0.91%

Expense waiver/reimbursement[4]	0.00%[5]	0.00%[5]	0.00%[5]	--	--

Supplemental Data:

Net assets, end of period (000 omitted)	$85,242	$160,217	$213,472	$249,004	$196,583

Portfolio turnover	123%	86%	85%	58%	69%

1 Distributions from net realized gain on investments are less than $0.01 per share.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratio is 1.90% after taking into account these expense reductions.

4 This expense decrease is reflected in both the expense and the net investment income ratios shown above.

5 Less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class F Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$16.67	$16.97	$23.70	$19.50	$19.15
Income From Investment Operations:
Net investment income	0.24	0.21	0.29	0.22	0.27
Net realized and unrealized gain (loss) on investments, futures contracts and options	(4.48)	(0.27)	(6.27)	4.20	1.54

TOTAL FROM INVESTMENT OPERATIONS	(4.24)	(0.06)	(5.98)	4.42	1.81

Less Distributions:
Distributions from net investment income	(0.21)	(0.24)	(0.28)	(0.22)	(0.26)
Distributions from net realized gain on investments, futures contracts and options	--	--	(0.47)	(0.00)[1]	(1.20)

TOTAL DISTRIBUTIONS	(0.21)	(0.24)	(0.75)	(0.22)	(1.46)

Net Asset Value, End of Period	$12.22	$16.67	$16.97	$23.70	$19.50

Total Return[2]	(25.54)%	(0.32)%	(25.76)%	22.82%	9.90%

Ratios to Average Net Assets:

Expenses	1.42%[3]	1.35%	1.32%	1.35%	1.36%

Net investment income	1.66%	1.24%	1.39%	1.03%	1.41%

Expense waiver/reimbursement[4]	0.00%[5]	0.00%[5]	0.00%[5]	--	--

Supplemental Data:

Net assets, end of period (000 omitted)	$43,366	$81,067	$103,323	$147,313	$127,676

Portfolio turnover	123%	86%	85%	58%	69%

1 Distributions from net realized gain on investments are less than $0.01 per share.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratio is 1.40% after taking into account these expense reductions.

4 This expense decrease is reflected in both the expense and the net investment income ratios shown above.

5 Less than 0.01%.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

March 31, 2003

ORGANIZATION

Federated Equity Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers four classes of shares: Class A, Class B, Class C and Class F Shares. The investment objective of the Fund is to provide above average income and capital appreciation.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuation

U.S. government securities and listed corporate bonds are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end registered investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended, (the "Code") applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Futures Contracts

The Fund purchases stock index futures contracts to manage cashflows, enhance yield, and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended March 31, 2003, the Fund had realized gains of $1,178,909 on futures contracts.

At March 31, 2003, the Fund had no outstanding futures contracts.

Written Options Contracts

The Fund may write option contracts. A written option obligates the Fund to deliver a call, or to receive a put for the contract amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. For the year ended March 31, 2003, the Fund had a realized gain of $533,973 on written options.

Contract	Number of Contracts	Premium
Outstanding at 4/1/2002	3,450	$472,808

Options written	2,400	$146,395

Options expired	(4,210)	$(401,611)

Options closed	(1,640)	$(217,592)

Outstanding at 3/31/2003	0	$0

At March 31, 2003, the Fund had no outstanding written options.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral for securities loaned must be in cash or government securities. Collateral is maintained at a minimum level of 102% of the market value on investments loaned, plus interest, if applicable. In accordance with the Fund's securities lending agreement, the market value of securities on loan is delivered to the Fund on the next business day. Earnings on collateral are allocated between the custodian securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of March 31, 2003, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$94,718,366	$101,644,196

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At March 31, 2003, par value shares ($0.01 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	500,000,000
Class B Shares	500,000,000
Class C Shares	500,000,000
Class F Shares	500,000,000
TOTAL	2,000,000,000

Transactions in capital stock were as follows:

Year Ended March 31	2003		2002
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	6,575,081	$88,716,880	9,505,908	$160,426,619
Shares issued to shareholders in payment of distributions declared	776,109	10,385,760	876,361	14,595,425
Shares redeemed	(17,810,929)	(240,358,727)	(18,481,967)	(308,067,120)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(10,459,739)	$(141,256,087)	(8,099,698)	$(133,045,076)

Year Ended March 31	2003		2002
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	1,849,297	$25,427,464	4,086,412	$69,156,653
Shares issued to shareholders in payment of distributions declared	453,160	6,002,374	562,332	9,365,295
Shares redeemed	(18,496,338)	(250,845,974)	(15,554,524)	(257,571,775)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(16,193,881)	$(219,416,136)	(10,905,780)	$(179,049,827)

Year Ended March 31	2003		2002
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	684,713	$9,165,731	1,322,355	$23,107,177
Shares issued to shareholders in payment of distributions declared	58,377	773,942	82,677	1,382,272
Shares redeemed	(3,381,204)	(46,212,067)	(4,371,610)	(73,564,394)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(2,638,114)	$(36,272,394)	(2,966,578)	$(49,074,945)

Year Ended March 31	2003		2002
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	842,981	$11,096,401	2,665,751	$45,976,056
Shares issued to shareholders in payment of distributions declared	48,195	644,701	64,291	1,073,171
Shares redeemed	(2,205,565)	(29,578,702)	(3,957,272)	(67,597,313)

NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	(1,314,389)	$(17,837,600)	(1,227,230)	$(20,548,086)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(30,606,123)	$(414,782,217)	(23,199,286)	$(381,717,934)

FEDERAL TAX INFORMATION

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions, deferral of losses from wash sales, capital loss carryforward and post October losses.

For the year ended March 31, 2003, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid In Capital	Accumulated Net Realized Gains (Losses)	Undistributed Net Investment Income (Loss)
--	$(2,026)	$2,026

Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended March 31, 2003 and 2002, was as follows:

	2003	2002
Ordinary income[1]	$20,800,261	$30,801,925

1 For tax purposes short-term capital gain distributions are considered ordinary income.

As of March 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$ 2,337,610

Unrealized depreciation	$(54,010,787)

The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales.

At March 31, 2003, the cost of investments for federal tax purposes was $1,375,829,935. The net unrealized depreciation of investments for federal tax purposes was $54,011,343. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $48,060,684 and net unrealized depreciation from investments for those securities having an excess of cost over value of $102,072,027.

At March 31, 2003, the Fund had a capital loss carryforward of $444,158,054 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2010	$318,431,224

2011	$125,726,830

Under current tax regulations, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of March 31, 2003, for federal income tax purposes, post October losses of $89,411,012 were deferred to April 1, 2003.

OTHER TAXES

As an open-end management investment company incorporated in the state of Maryland but domiciled in Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the fund, as represented by average net assets for the tax year.

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.60% of the Fund's average daily net assets.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund which is managed by the Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp., ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A, Class B, Class C and Class F Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.50%
Class B Shares	0.75%
Class C Shares	0.75%
Class F Shares	0.25%

For the year ended March 31, 2003, Class A Shares did not incur a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Expense Reduction

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended March 31, 2003, the Fund's expenses were reduced by $315,208 under these arrangements.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term securities (and in-kind contributions), for the year ended March 31, 2003, were as follows:

Purchases	$1,871,087,424

Sales	$2,308,569,135

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended March 31, 2003, the Fund did not designate any long-term capital gain dividends.

Report of Ernst & Young LLP, Independent Auditors

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF FEDERATED EQUITY INCOME FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Equity Income Fund, Inc. (the "Fund") as of March 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Equity Income Fund, Inc. at March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Ernst & Young LLP

Boston, Massachusetts
May 12, 2003

Board of Directors and Fund Officers

The following table gives information about each Board member and the senior officers of the Fund. The tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 138 investment company portfolios. Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member: oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--four portfolios; CCMI Funds--two portfolios; Regions Funds--nine portfolios; Riggs Funds--eight portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Fund Directors and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND DIRECTOR Began serving: June 1986	Principal Occupations: Chairman and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND DIRECTOR Began serving: June 1986

Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA DIRECTOR Began serving: August 1987

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA DIRECTOR Began serving: October 1995

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3201 Tamiami Trail North Naples, FL DIRECTOR Began serving: August 1991

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA DIRECTOR Began serving: February 1998

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL DIRECTOR Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL DIRECTOR Began serving: August 1991

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY DIRECTOR Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA DIRECTOR Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA DIRECTOR Began serving: June 1986

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN DIRECTOR Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) and Previous Position(s)
Edward C. Gonzales Birth Date: October 22, 1930 EXECUTIVE VICE PRESIDENT Began serving: June 1995

Principal Occupations: Executive Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: President and Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: June 1986	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER Began serving: November 1998	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002

Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Linda A. Duessel Birth Date: September 30, 1957 VICE PRESIDENT Began serving: November 1998

Linda A. Duessel is Vice President of the Fund. Ms. Duessel joined Federated in 1991 and has been a Portfolio Manager since 1995. She became a Senior Vice President of the Fund's Adviser in January 2000 and served as a Vice President of the Fund's Adviser from 1995 through 1999. Ms. Duessel was a Senior Investment Analyst and an Assistant Vice President of the Fund's Adviser from 1991 until 1995. Ms. Duessel is a Chartered Financial Analyst and received her M.S. in Industrial Administration from Carnegie Mellon University.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Investors
World-Class Investment Manager

Federated Equity Income Fund, Inc.
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com

Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact

Federated Securities Corp., Distributor

Cusip 313915100
Cusip 313915209
Cusip 313915308
Cusip 313915407

Federated is a registered mark of Federated Investors, Inc. 2003 ©Federated Investors, Inc.

8042506 (5/03)